                                                                   EXHIBIT 10.41


                          AMENDMENT AGREEMENT (NO. 1)


THIS AMENDMENT AGREEMENT (NO. 1) is made the __________ day of ______________ 1997, by and between:-

(1)  [*]; and

(2) LEVEL ONE COMMUNICATIONS INCORPORATED, a company incorporated in California and having its place of business at 9750 Goethe Road, Sacramento, CA 95827, United States of America ("Customer").

WHEREAS

(A) [*] and Customer had entered into a Deposit Agreement dated 9 November 1995 (the "Deposit Agreement") for the purpose of Customer depositing certain funds with [*] and to procure [*] to make available to Customer certain wafer manufacturing capacity.

(B) [*] and Customer hereto are entering into this Amendment Agreement to vary the Deposit Agreement with effect from the date hereof.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

1.   INTERPRETATION

     All terms and references used in the Deposit Agreement and which are defined or construed in the Deposit Agreement but are not defined or construed in this Amendment Agreement shall have the same meaning and construction in this Amendment Agreement.

2.   AMENDMENT TO THE DEPOSIT AGREEMENT

     The Parties agree that with effect from the date of this Amendment Agreement, the Deposit Agreement shall be amended as follows:-

     2.1  CLAUSE 1.3 (THE DEPOSIT)
          ------------------------

          The entire Clause 1.3 shall be deleted in its entirety and replaced with the following:-

          "1.3 Upon the expiry of the term of this Agreement or the earlier termination thereof in accordance with Clause 5 or Clause 6.2, [*]

[*] Confidential treatment has been requested with respect to the information contained within the "[*]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

          will return to Customer the Deposit, without interest and subject to any deductions [*] pursuant to the terms of this Agreement."

2.2  CLAUSE 2 ([*] SUPPLY COMMITMENT)
     --------------------------------

     i) The words "second calendar quarter of 1996" appearing in the fifth line of Clause 2.1 shall be deleted and the words "first calendar quarter of 1997" substituted therefor.

     ii) The word "Clause 8.6" appearing at the third line of Clause 2.4 shall be deleted and the word "Clause 7.6" substituted therefor.

2.3  CLAUSE 3.3 (CUSTOMER LOADING COMMITMENT)
     ----------------------------------------

     Clause 3.3 shall be deleted in its entirety.

2.4  [*]

2.5  CLAUSE 5 (SET OFF AND MAINTENANCE OF DEPOSIT)
     ---------------------------------------------

     The provisions of Clause 5 shall be amended as follows:-

     i)   by renumbering the heading "5." as "4.".

     ii) by deleting Clause 5.2 in its entirety and replacing it with the following new Clause 4.1:-

          "4.1 [*] shall be entitled to deduct from and set-off against the Deposit, any payment falling due and remaining unpaid by Customer under the Foundry Agreement."

     iii) by deleting Clause 5.1 in its entirety and replacing it with the following new Clause 4.2:-

          "4.2 At the end of each calendar quarter, [*] shall issue a written notice to Customer stating the amount of the

[*] Confidential treatment has been requested with respect to the information contained within the "[*]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

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

               overdue payments and Customer shall pay the relevant sum to [*] within 30 days of the date of such notice, so as to maintain the Deposit at [*].

     (iv) by renumbering Clause 5.3 as Clause "4.3"; by deleting the word "Clause 5.2" appearing in the first line and substituting the word "Clause 4.2" therefor; and by deleting the words [*] appearing in the second line.

     (v)  by inserting the following new Clause 4.4:-

              (a)
                                [*]

                    "A" means such quantity of the aggregate Customer Actual Loading for the calendar year which is less than or equal to 50% of the aggregate Customer Loading Commitment for the calendar year.

                    "C" means the aggregate Customer Loading Commitment for the calendar year.

[*] Confidential treatment has been requested with respect to the information contained within the "[*]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

               (b)  [*]
                    "A" means such quantity of the aggregate Customer Actual Loading for the calendar year if Customer exceeds 50% of the aggregate Customer Loading Commitment for the calendar year.

                    "HC" means 50% of the aggregate Customer Loading Commitment for the calendar year

                    "C" means the aggregate Customer Loading Commitment for the calendar year.

              [*]

     2.6  CLAUSE 6 (TERM AND TERMINATION)
          -------------------------------

          The provisions of Clause 6 shall be amended as follows:-

          i)   By renumbering the heading "6." as "5.".

          ii)  By renumbering Clause "6.1" as Clause "5.1".

          iii) By deleting sub-clause 6.1(a) in its entirety and replacing it with the following new sub-clause 6.1(a):-

               "(a) At the option of [*], in the event that the amount of the
                    Deposit falls below 50% of [*] and Customer fails to make payment of the shortfall to [*] within the period set out in Clause 4.1."

          iv) By renumbering Clause "6.1" as Clause "5.2"; and by deleting the word "Clause 6.1" appearing in the first line and substituting the word "Clause 5.1" therefor.

     2.7  CLAUSE 7 (FORCE MAJEURE)
          ------------------------

          i) The heading "7." and Clause "7.1" shall be renumbered as "6." and Clause "6.1" respectively.

          ii) Clause "7.2" shall be renumbered as Clause "6.2"; and the word "Clause 7" appearing in the first line shall be deleted and the word "Clause 6" substituted therefor.

     2.8  CLAUSE 8 (WARRANTY AND INDEMNITY)
          ---------------------------------

[*] Confidential treatment has been requested with respect to the information contained within the "[*]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

          i)   The heading "8." shall be renumbered as "7.".

          ii)  Clauses "8.1", "8.2", "8.3", "8.4", "8.5" and "8.6" shall be renumbered as Clauses "7.1", "7.2", "7.3", "7.4", "7.5" and "7.6"
               respectively.

     2.9  CLAUSE 9 (CONFIDENTIALITY)
          --------------------------

          The heading "9." and Clauses "9.1", "9.2" and "9.3" shall be renumbered as "8.", and Clauses "8.1", "8.2" and "8.3" respectively.

     2.10 CLAUSE 10 (NOTICES)
          -------------------

          By amending Clause 10 as follows:-

          i)   By renumbering the heading "10." as "9.".

          ii) By renumbering Clause "10.1" as Clause "9.1" and by deleting the address and facsimile number for [*] in its entirety and replacing it with the following:-


               [*]
               ---
          iii) By renumbering Clause "10.2" as Clause "9.2".

     2.11 CLAUSE 11 (WAIVER AND REMEDIES)
          -------------------------------

          The heading "11." and Clauses "11.1", and "11.2" shall be renumbered as "10.", Clauses "10.1" and "10.2" respectively.

     2.12 CLAUSE 12 (SEVERANCE)
          ---------------------

          The heading "12." shall be renumbered as "11.".

     2.13 CLAUSE 13 (ENTIRE AGREEMENT)
          ----------------------------

          The heading "13." shall be renumbered as "12.".

     2.14 CLAUSE 14 (GOVERNING LAW)
          -------------------------

          The heading "14." shall be renumbered as "13.".

     2.15 ANNEX A (PAYMENT SCHEDULE)
          --------------------------

[*] Confidential treatment has been requested with respect to the information contained within the "[*]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

     Item 3. Of Annex A shall be deleted in its entirety and replaced with the following:-

               "3.  Upon signing of the
                    Amendment Agreement
                    (No. 1) to Deposit Agreement      [*]

     2.16 ANNEX B ([*]
          ------------

          The entire Annex B shall be deleted in its entirety and replaced with the following:-

                                   "ANNEX B

                                      [*]
                                      ---

          Number of 8-inch silicon wafers (based on 15 mask level)


(A)            [*]

                                                                       Quarterly
================================================================================
 2Q96         3Q96           4Q96         1Q97          2Q97      3Q97    4Q97
                                                                         through
                                                                          4Q2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   [ *                                                                      ]
================================================================================

(B)       THRESHOLD

================================================================================
1997                    1998                     1999                     2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  [ *                                                                      ]
================================================================================

3.   SAVING AND INCORPORATION

3.1 Save as expressly amended by this Amendment Agreement, the terms and conditions of the Deposit Agreement shall continue to be in full force and effect in all other respects.

3.2 The Deposit Agreement and this Amendment Agreement shall be construed as one document and this Amendment Agreement shall be deemed to be part of the Deposit Agreement. Where the context so permits, references in the Deposit Agreement and in this Amendment Agreement to "the Deposit Agreement" or

[*] Confidential treatment has been requested with respect to the information contained within the "[*]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

     "this Agreement" shall be read and construed as references to the Deposit Agreement as amended and supplemented by this Amendment Agreement.


4.   GOVERNING LAW

     This Amendment Agreement shall be governed by and construed in accordance with the laws of [*]. The parties hereto irrevocably submit to the non-exclusive jurisdiction of the courts of [*].



IN WITNESS WHEREOF the Parties have hereunto entered into this Agreement the date first above written.

[*]



Signed by John Kehoe, V.P. and CFO          )
LEVEL ONE COMMUNICATIONS                    )
INCORPORATED                                )
in the presence of:-                        )     /s/ John Kehoe
                                             ------------------------------



       /s/ Bruce Dravis
----------------------------------
Name:  Bruce Dravis
       General Counsel

[*] Confidential treatment has been requested with respect to the information contained within the "[*]" markings. Such marked portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.